UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Noble Corporation plc
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

 Your Vote Counts!  *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.  Smartphone users  Point your camera here and vote without entering a control number  For complete information and to vote, visit www.ProxyVote.com  Control #  V85353-P46185  NOBLE CORPORATION PLC  2101 CITYWEST BOULEVARD, SUITE 600  HOUSTON, TX 77042  NOBLE CORPORATION PLC  2026 Annual General Meeting  Vote by April 27, 2026  11:59 PM ET  You invested in NOBLE CORPORATION PLC and it’s time to vote!  You have the right to vote on proposals being presented at the Annual General Meeting. This is an important notice regarding the  availability of proxy materials for the shareholder meeting to be held on April 29, 2026.  Get informed before you vote  View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s)  by requesting prior to April 15, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.  Vote in Person at the Meeting*  April 29, 2026  11:30 AM CT  Noble Corporation plc  2101 CityWest Boulevard, Suite 600  Houston, TX 77042 USA

 Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.  V85354-P46185  Election or re-Election of the seven director nominees listed in the accompanying Proxy Statement by separate ordinary resolutions.  For  1. Erik Bergöö  2. Patrice Douglas  For  3. Robert W. Eifler  For  4. Claus V. Hemmingsen  For  5. Alan J. Hirshberg  For  6. H. Keith Jennings  For  7. Charles M. Sledge  For  8. Ratification of Appointment of PricewaterhouseCoopers LLP (US) as Independent Registered Public Accounting Firm for Fiscal Year 2026.  For  9. Re-appointment of PricewaterhouseCoopers LLP (UK) as UK Statutory Auditor.  For  10. Authorization of Audit Committee to Determine UK Statutory Auditors’ Compensation.  For  11. Approval by Advisory Vote of the Company’s Executive Compensation.  For  12. Approval by Advisory Vote of the Directors’ Remuneration Report.  For  13. Approval of the Directors’ Remuneration Policy.  For  14. Authorization of the Board to Allot Shares.  For  15. Authorization of the Board to Allot Shares without Rights of Pre-Emption.  For  NOTE: Such other business as may properly come before the meeting or any adjournment thereof.  Voting Items  Board Recommends